Exhibit 99-A
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional advisor.
Letter of Transmittal
FORD MOTOR CREDIT COMPANY
Offer to Exchange
9.75% Notes due September 15, 2010
and
Floating Rate Notes due June 15, 2011
for
the Outstanding Old Notes Listed Below
(PURSUANT TO THE PROSPECTUS DATED                         , 2007)

			Maturity Date of	Aggregate
CUSIP	ISIN	Coupon of old notes	old notes	Principal Amount

345397UY7	US345397UY71
U34539FQ1	USU34539FQ15	9.75%	9/15/2010	$1,520,671,000
345397UZ4	US345397UZ47
U34539FR9	USU34539FR97	Floating Rate	6/15/2011	$1,044,646,000
The offer with respect to each series of old notes (as defined below) will expire at 5:00 p.m., New York City time, on                         , 2007, unless extended by Ford Credit (such date and time, as they may be extended, the “expiration date”).
Delivery to:
GLOBAL BONDHOLDER SERVICES CORPORATION
As exchange agent

By Registered or Certified Mail: 65 Broadway Suite 723, 7th Floor New York, New York 10006 Attention: Corporate Actions	By Mail, Hand Delivery and Overnight Courier: 65 Broadway Suite 723, 7th Floor New York, New York 10006 Attention: Corporate Actions

By Facsimile (for eligible institutions only): (212) 430-3775

Confirm by Telephone: (212) 430-3774
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THE LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL.

      This document relates to the exchange offer (the “exchange offer”) by Ford Motor Credit Company, a Delaware corporation (“Ford Credit”), for the 9.75% Notes due September 15, 2010 (the “old fixed rate notes”) and the Floating Rate Notes due June 15, 2011 (the “old floating rate notes” and, together with the old fixed rate notes, the “old notes”), both issued on June 5, 2006 in a transaction that was exempt from registration under Rule 144A and Regulation S issued under the Securities Act of 1933, as amended, referred to hereafter as the “Securities Act”. The exchange offer contemplates that validly tendered old fixed rate notes will be exchanged for a like principal amount of new 9.75% Notes due September 15, 2010 (the “new fixed rate notes”) and the old floating rate notes will be exchanged for a like principal amount of new Floating Rate Notes due June 15, 2011 (the “new floating rate notes” and, together with the new fixed rate notes, the “new notes”), upon the terms and subject to the conditions as further described in the prospectus, dated                     , 2007 (the “prospectus”) and this letter of transmittal (the “letter of transmittal”).
      The letter of transmittal is to be used by holders of old notes if certificates representing old notes are to be physically delivered to the exchange agent. Only holders who are tendering by book-entry transfer to the exchange agent’s account at The Depository Trust Company (“DTC”) must tender their old notes through DTC’s Automated Tender Offer Program (“ATOP”), for which the exchange offer is eligible. DTC participants that are accepting the exchange offer with respect to old notes held through DTC must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will send an agent’s message to the exchange agent for its acceptance. The agent’s message shall state that DTC has received an express acknowledgment from the DTC participant tendering old notes on behalf of the holder, that such DTC participant has received, and agrees to be bound by, the terms and conditions of the exchange offer as set forth in the prospectus and the letter of transmittal, and that Ford Credit may enforce such agreement against such participant. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offer in lieu of execution and delivery of the letter of transmittal by the DTC participant identified in the agent’s message. Accordingly, the letter of transmittal need not be completed by a holder tendering through ATOP. See the sections of the prospectus entitled “The Exchange Offer — Procedures for Tendering,” “— Book-Entry,” and “— Exchanging Book-Entry Notes.”
      If you are a beneficial owner that holds old notes through Euroclear or Clearstream and wish to tender your old notes, you must instruct Euroclear or Clearstream, as the case may be, to block the account in respect of the tendered old notes in accordance with the procedures established by Euroclear or Clearstream. You are encouraged to contact Euroclear and Clearstream directly to ascertain their procedure for tendering old notes.
      Tenders of old notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date. To withdraw a tender of old notes, a written or facsimile transmission notice of withdrawal must be received by the exchange agent at its address set forth in the letter of transmittal prior to 5:00 p.m., New York City time, on the expiration date. See the section of the prospectus entitled “The Exchange Offer — Withdrawal Rights.”
      The offer with respect to each series of old notes will expire at 5:00 p.m., New York City time, on                     , 2007, unless extended by Ford Credit.
      In order to meet the deadlines set forth in the prospectus, custodians and clearing systems may require action on a date prior to the expiration date. Additionally, they may require further information in order to process all requests to tender. Holders are urged to contact their custodians and clearing systems as soon as possible to ensure compliance with their procedures and deadlines.
      The method of delivery of old notes, letters of transmittal and all other required documents is at the election and risk of the holders. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No letters of transmittal or old notes should be sent to Ford Credit.
      To properly complete the letter of transmittal, a holder must:

•	complete the box below entitled “Method of Delivery”;

•	complete the box below entitled “Description of Old Notes Tendered”;

•	sign the letter of transmittal by completing the box entitled “Please Sign Here”;

•	if appropriate, check and complete the boxes relating to the “Special Payment Instructions” and “Special Delivery Instructions”; and

•	complete the Substitute Form W-9 or applicable IRS Form W-8.

METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED NOTES ARE BEING DELIVERED HEREWITH.
☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

DTC Participant Number:
Account Number:	Transaction Code Number:

      List below the old notes to which this letter of transmittal relates. If the space provided below is inadequate, the principal amount of old notes and any certificate numbers should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES TENDERED
Check Box to
Indicate which Old
Notes are to be			Maturity Date	Principal Amount of Old
Tendered	CUSIP	ISIN	of Old Notes	Notes to be Tendered

☐	345397UY7	US345397UY71	9/15/2010	$

☐	U34539FQ1	USU34539FQ15	9/15/2010	$

☐	345397UZ4	US345397UZ47	6/15/2011	$

☐	U34539FR9	USU34539FR97	6/15/2011	$

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      Subject to the terms of the exchange offer, the undersigned hereby tenders to Ford Credit the aggregate principal amount of old notes indicated above. Subject to, and effective upon, the acceptance for exchange of the old notes tendered in accordance with this letter of transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Ford Credit, all right, title and interest in and to the old notes tendered hereby.
      The undersigned hereby irrevocably constitutes and appoints the exchange agent its true and lawful agent and attorney-in-fact (with full knowledge that the exchange agent also acts as the agent of Ford Credit and as Trustee under the Indenture for the old notes and the new notes) with respect to the tendered old notes, with full power of substitution to (i) deliver certificates, if any, for such old notes to Ford Credit, or transfer ownership of such old notes on the account books maintained by DTC together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Ford Credit and (ii) present such old notes for transfer on the books of the registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such old notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old notes, and to acquire new notes issuable upon the exchange of such tendered old notes, and that, when such old notes are accepted for exchange, Ford Credit will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Ford Credit. The undersigned hereby further represents and warrants that the undersigned is the owner of the old notes. The undersigned acknowledges that Ford Credit’s acceptance of old notes validly tendered for exchange pursuant to any one of the procedures described in the section of the prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and Ford Credit upon the terms and subject to the conditions of the exchange offer. The undersigned acknowledges that this exchange offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the new notes issued pursuant to the exchange offer in exchange for the old notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is a broker-dealer or an “affiliate” of Ford Credit within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such new notes are acquired in the ordinary course of such holder’s business, at the time of commencement of the exchange offer such holder has no arrangement or understanding with any person to participate in a distribution of such new notes, and such holder is not engaged in, and does not intend to engage in, a distribution of such new notes.
      The undersigned represents and warrants to Ford Credit that:

1.	the new notes acquired pursuant to the exchange offer are being acquired in the ordinary course of business of the person receiving the new notes, whether or not the person is the holder;

2.	neither the holder nor any other recipient of the new notes (if different than the holder) is participating or engaged in, intends to participate or engage in, or has any arrangement or understanding with any person to participate in, the distribution of the old notes or new notes;

3.	neither the holder nor any other recipient is an “affiliate” of Ford Credit within the meaning of Rule 405 promulgated under the Securities Act or, if the holder or such recipient is an affiliate, that the holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

4.	if the signatory is a broker-dealer, it has not entered into any arrangement or understanding with Ford Credit or any “affiliate” of Ford Credit within the meaning of Rule 405 promulgated under the Securities Act to distribute the new notes;

5.	if the signatory is a broker-dealer, the signatory further represents and warrants that if it will receive new notes for its own account in exchange for old notes that were acquired as a result of market-making activities or other trading activities, the signatory will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of new notes received in the exchange offer; and

6.	the holder is not acting on behalf of any person or entity that could not truthfully make these representations and warranties.

      By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such new notes, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
      The undersigned will, upon request, execute and deliver any additional documents deemed by Ford Credit to be necessary or desirable to complete the sale, assignment and transfer of the old notes tendered hereby. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal of Tenders” section of the prospectus.
      Unless otherwise indicated herein in the box entitled “Special Issuance/ Payment Instructions” below, please deliver the new notes (and, if applicable, substitute certificates representing old notes for any old notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of old notes, and please credit the account indicated above maintained at the DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the new notes (and, if applicable, substitute certificates representing old notes for any old notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of old notes tendered.”
      The undersigned understands that the delivery and surrender of the old notes is not effective, and the risk of loss of the old notes does not pass to the Depositary Agent, until receipt by the Depositary Agent of the letter of transmittal (or a facsimile hereof), properly completed and duly executed, or a properly transmitted agent’s message, together with all the accompanying evidences of authority and any other required documents in form satisfactory to Ford Credit. All questions as to validity, form, eligibility (including time of receipt) and acceptance of any tendered notes pursuant to the procedures described above will be determined by Ford Credit in its sole discretion (whose determination shall be final and binding).
      THE UNDERSIGNED, BY COMPLETING THE BOXES ENTITLED “DESCRIPTION OF OLD NOTES TENDERED” AND “ELECTION OF NEW NOTES” ABOVE AND SIGNING THE LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN THE BOX ENTITLED “DESCRIPTION OF OLD NOTES TENDERED” ABOVE.

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS
(See Instructions 3 and 4)
      To be completed ONLY if certificates for old notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned, or if Notes are to be returned by credit to an account maintained by DTC other than the account designated above.
Issue:     ☐ Notes     ☐ Check to:
Name

(Please Print)
Address

(Zip Code)

Taxpayer Identification Number
(Such person(s) must also complete the Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)
Credit unaccepted old notes tendered by book-entry transfer to:

☐	The Depositary Trust Company account set forth below

(DTC account number)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
      To be completed ONLY if certificates for old notes in a principal amount not tendered or not accepted for exchange are to be sent to someone other than the undersigned at an address other than that shown above.
Deliver:     ☐ Notes     ☐ Check to:
Name

(Please Print)
Address

(Zip Code)

Taxpayer Identification Number
(Such person(s) must also complete the Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)
IMPORTANT: The letter of transmittal or a facsimile hereof or an agent’s message in lieu thereof (together with the certificates for old notes or a book-entry confirmation and all other required documents) must be received by the exchange agent prior to midnight, New York City time, on the expiration date.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.
IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES
MUST COMPLETE, EXECUTE, AND DELIVER THE LETTER OF TRANSMITTAL.
          Except as stated in the prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders of Old Notes
Regardless of Whether Old Notes Are Being Physically Delivered Herewith)
Must be signed by the registered holder(s) of the old notes exactly as their name(s) appear(s) on (a) certificate(s) for the old notes or (b) a security position listing as the owner of old notes on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Ford Credit of such person’s authority to so act. See Instruction 3.
X

X

Signature(s) of Registered Holder(s) or Authorized Signatory
Dated: ______________________________, 2007

Name(s):

(Please Print)
Capacity (full title):

Address:

(Including Zip Code)
Area Code and Telephone No.:

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 OR APPLICABLE FORM W-8
SIGNATURE GUARANTEE
(See Instruction 3)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated: ______________________________, 2007

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

1.	Delivery of the Letter of Transmittal and the Old Notes.
      This letter of transmittal is to be completed by holders of old notes if certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the sections of the prospectus entitled “The Exchange Offer — Book-Entry” and “— Exchanging Book-Entry Notes” and an Agent’s Message is delivered, then delivery of the letter of transmittal is not necessary. The term “Agent’s Message” means a message, transmitted by DTC to and received by the exchange agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the letter of transmittal and that Ford Credit may enforce the letter of transmittal against such participant. Certificates for all physically tendered old notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by the letter of transmittal, must be received by the exchange agent at the address set forth herein prior to the expiration date. Old notes tendered hereby must be in denominations of a principal amount of $1,000 and any integral multiple thereof.
      The method of delivery of this Letter of Transmittal, the old notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. If old notes are sent by regular U.S. mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the exchange agent prior to midnight, New York City time, on the expiration date. See the section of the prospectus entitled “The Exchange Offer.”

2.	Partial Tenders (not applicable to note holders who tender by book-entry transfer).
      If less than all of the old notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of old notes to be tendered in the box above entitled “Description of Old Notes Tendered.” A reissued certificate representing the balance of nontendered old notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on the letter of transmittal, promptly after the expiration date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.	Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.
      If the letter of transmittal is signed by the holder of the old notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such old notes without any change whatsoever.
      If any tendered old notes are owned of record by two or more joint owners, all of such owners must sign the letter of transmittal.
      If any tendered old notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the letter of transmittal as there are different registrations of certificates.
      When the letter of transmittal is signed by the registered holder or holders of the old notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the new notes are to be issued, or any untendered or unexchanged old notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

      If the letter of transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.
      If the letter of transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Ford Credit, proper evidence satisfactory to Ford Credit of their authority to so act must be submitted.
      ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION”).
      SIGNATURES ON THE LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC’S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THE LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.	Special Issuance/ Payment and Special Delivery Instructions.
      Tendering holders of old notes should indicate in the applicable box the name and address to which new notes issued pursuant to the exchange offer and, if applicable, substitute certificates evidencing old notes not exchanged are to be issued or sent, if different from the name or address of the person signing the letter of transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering old notes by book-entry transfer may request that old notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such old notes not exchanged will be returned to the name and address of the person signing the letter of transmittal.

5.	Taxpayer Identification Number and Backup Withholding.
      Federal income tax law generally requires that a tendering holder whose old notes are accepted for exchange must provide the exchange agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is such holder’s social security number. If the exchange agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder. If backup withholding results in an overpayment of taxes, a refund may be obtained upon filing an income tax return.
      To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.
      If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for

instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder’s TIN to the exchange agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s TIN to the exchange agent. NOTE: WRITING “APPLIED FOR” ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.
      If the old notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.
      A U.S. holder may be exempt from backup withholding if such a U.S. holder (i) is a corporation or comes within certain other exempt categories and demonstrates this fact, or (ii) provides a correct taxpayer identification number on the Substitute Form W-9, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A Non-U.S. holder should complete the appropriate IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8IMY, as applicable (which may be obtained at the IRS website at www.irs.gov) to establish its entitlement to an exemption from backup withholding and reporting requirements. Backup withholding tax is not an additional tax. Amounts withheld under the backup withholding rules may be credited against a holder’s U.S. federal income tax liability, if any, and a refund may be obtained provided that the required information is provided to the IRS.
      THIS INFORMATION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS INFORMATION WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY FORD CREDIT OF THE EXCHANGE OFFER. EACH HOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

6.	Transfer Taxes.
      Ford Credit will pay all transfer taxes, if any, applicable to the transfer of old notes to it or its order pursuant to the exchange offer. If, however, new notes and/or substitute old notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the old notes tendered hereby, or if tendered old notes are registered in the name of any person other than the person signing the letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer of old notes to Ford Credit or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THE LETTER OF TRANSMITTAL.

7.	Waiver of Conditions.
      Ford Credit reserves the right (subject to the limitations described in the prospectus) to waive satisfaction of any or all conditions enumerated in the prospectus prior to the expiration date.

8.	No Conditional Tenders; Defects.
      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of old notes, by execution of the letter of transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their old notes for exchange.
      Neither Ford Credit, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of old notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Old Notes.
      Any holder whose old notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

10.	Withdrawal Rights.
      Tenders of old notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the expiration date. To withdraw a tender of old notes, a written or facsimile transmission notice of withdrawal must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date. See the section of the prospectus entitled “The Exchange Offer — Withdrawal Rights”.
      For a withdrawal of validly tendered old notes to be effective, a written notice of withdrawal must be received by the exchange agent at the address set forth above prior to 5:00 p.m., New York City time, on the expiration date. Any such notice of withdrawal must (i) specify the name of the tendering holder of old notes; (ii) bear a description of the old notes to be withdrawn; (iii) specify, in the case of old notes tendered by delivery of certificates for those old notes, the certificate numbers shown on the particular certificates evidencing those old notes; (iv) specify the aggregate principal amount represented by those old notes; (v) specify, in the case of old notes tendered by delivery of certificates for those old notes, the name of the registered holder, if different from that of the tendering holder, or specify, in the case of old notes tendered by book-entry transfer, the name and number of the account at DTC to be credited with the withdrawn old notes; and (vi) be signed by the holder of those old notes in the same manner as the original signature on the letter of transmittal, including any required signature guarantees, or be accompanied by evidence satisfactory to Ford Credit that the person withdrawing the tender has succeeded to the beneficial ownership of those old notes. If old notes have been tendered pursuant to the procedure for book-entry transfer set forth in the sections of the prospectus entitled “The Exchange Offer — Book-Entry” and “— Exchanging Book-Entry Notes” any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn old notes and otherwise comply with the procedures of such facility.
      The signature on any notice of withdrawal must be guaranteed by an eligible guarantor institution, unless the old notes have been tendered for the account of an eligible guarantor institution. An “eligible guarantor institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Exchange Act (as the terms are used in Rule 17Ad-15):

(1)	a bank;

(2)	a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

(3)	a credit union;

(4)	a national securities exchange, registered securities association or clearing agency; or

(5)	a savings institution that is a participant in a Securities Transfer Association recognized program.
      Withdrawal of tenders of old notes may not be rescinded, and any old notes validly withdrawn will thereafter be deemed not to have been validly tendered for purposes of the exchange offer. Validly withdrawn old notes may, however, be re-tendered by again following one of the procedures described in “— Procedures for Tendering” on or prior to the expiration date.
      All questions as to the validity, form and eligibility (including time of receipt) of withdrawal notices will be determined by Ford Credit (which power may be delegated to the exchange agent), whose determination shall be final and binding on all parties. Any old notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer and no new notes will be issued with respect thereto unless the old notes so withdrawn are validly re-tendered following one of the procedures described in the section of the prospectus entitled “The Exchange Offer — Procedures for Tendering.” Any old notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of old notes tendered by book-entry transfer into the exchange agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the sections of the prospectus entitled “The Exchange Offer — Book-Entry” and “— Exchanging Book-Entry Notes,” such old notes will be credited to an account maintained with DTC for the old notes) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn old notes may be re-tendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the expiration date.

11.	Requests for Assistance or Additional Copies.
      Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus, the letter of transmittal and other related documents may be directed to the Information Agent, at the address and telephone number indicated below. A holder of old notes may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the exchange offer.
The information agent for the exchange offer is:
GLOBAL BONDHOLDER SERVICES CORPORATION
65 Broadway
Suite 723, 7th Floor
New York, New York 10006
Attention: Corporate Actions
Banks and Brokers: (212) 430-3774
Toll-free: (866) 294-2200
Facsimile: (212) 624-0294

Name (as shown on your income tax return)

Business name (if different from above)

Address

Check appropriate box: ☐ Individual/ Sole Proprietor☐ Corporation☐ Partnership☐ Other: ------------------------------

TIN: Social Security Number or
SUBSTITUTE Form W-9	Part 1 — Please provide your TIN in the box at the right and certify by signing and dating below. The TIN provided must match the name given above to avoid backup withholding. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”)). Certify by signing and dating below.

	If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to give the payer.	Employer Identification Number

Department of the Treasury	Part II — For Payees exempt from backup withholding, see the Guidelines and complete as instructed therein.
Internal Revenue Service	☐Exempt from backup withholding

Payor’s Request for Taxpayer	Part III — Certification — Under penalties of perjury, I certify that:
Identification Number (“TIN”) and Certification	(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

SIGNATURE:	DATE:

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER
Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

For this type of account:		Give name and
SOCIAL SECURITY
number (SSN) of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(l)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give name and
EMPLOYER
IDENTIFICATION
number (EIN) of:

6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, you are encouraged to use your SSN.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code of 1986, as amended.
Obtaining a Number. If you don’t have a taxpayer identification number or you don’t know your number, obtain Internal Revenue Service (“IRS”) Form SS-5, Application for a Social Security Card, or IRS Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. You may also obtain these forms at the IRS website at http://www.irs.gov.
Payees Exempt from Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt for broker transactions. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on IRS Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys’ fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	A corporation.

(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3)	The United States or any of its agencies or instrumentalities.

(4)	A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.
Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.
Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.
EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED APPLICABLE IRS FORM W-8.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.
Privacy Act Notice. Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, States, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal non-tax criminal laws or to federal enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties.

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS

      Manually signed copies of the letter of transmittal will be accepted. The letter of transmittal and any other required documents should be sent or delivered by each holder or such holder’s broker, dealer, commercial bank or other nominee to the exchange agent at one of the addresses set forth below.
The exchange agent for the exchange offer is:
GLOBAL BONDHOLDER SERVICES CORPORATION

By Registered or Certified Mail: 65 Broadway Suite 723, 7th Floor New York, New York 10006 Attention: Corporate Actions	By Mail, Hand Delivery and Overnight Courier: 65 Broadway Suite 723, 7th Floor New York, New York 10006 Attention: Corporate Actions

By Facsimile (for eligible institutions only): (212) 430-3775
Confirm by Telephone: (212) 430-3774
      Questions and requests for assistance or for additional copies of the exchange offer or the letter of transmittal may be directed to the Information Agent at the telephone number and address listed below. You may also contact our broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.
      The information agent for the exchange offer is:
GLOBAL BONDHOLDER SERVICES CORPORATION
65 Broadway
Suite 723, 7th Floor
New York, New York 10006
Attention: Corporate Actions
Banks and Brokers: (212) 430-3774
Toll-free: (866) 294-2200
Facsimile: (212) 624-0294